EXHIBIT 99.1


                                               PREPARED FOR: [first m last]
                                                             [Corp]


The Compensation Committee of the Board of Directors of Con-way Inc. has awarded you, as Grantee, the following stock appreciation right ("SAR"):

 Award effective date:

Total number of shares of
 Stock subject to the SAR:   _______________shares

Grant price per share of
 Stock subject to the SAR:   US$____________

Vesting: One-third on __________; an additional one-third on __________; and an additional one-third on __________

Fully vested:    ______________

Expiration date: ______________


Please refer to the enclosed Highlights of Your Executive Compensation and Benefits brochure for information about how stock appreciation rights work.

This SAR is subject to the provisions of the Con-way Inc. 2006 Equity and Incentive Plan, the attached Terms and Conditions, and the country-specific terms for your non-U.S. country of residence, if any, set forth in Appendix A, all of which are part of this Stock Appreciation Rights Agreement. These documents and any related documents that may be issued in the future constitute part of a Prospectus under the Securities Act of 1933, as amended, covering the securities issuable to you upon exercise of your SAR.

By signature below, I accept the Option described above and the attached Terms and Conditions of the Stock Appreciation Rights Agreement, including Appendix A. I also accept the provisions of the Con-way Inc. 2006 Equity and Incentive Plan, as amended as of the Award effective date indicated above.

 Signature _______________________________  Date _______________________


If you have questions regarding your options, or you wish to take action with respect to your options, please call Jennifer W, Pileggi, Executive Vice President, General Counsel and Secretary at 650-378-5326 or Gary S. Cullen, Vice President, Deputy General Counsel at 650-378-5371.

For your convenience a return envelope is included with this packet.


************************************


Governing stock appreciation rights awarded on [insert date]

Except as otherwise stated in the Stock Appreciation Rights Agreement (the "Agreement") and the country-specific provisions for non-U.S. employees set forth in Appendix A (if applicable), to which these Terms and Conditions are attached and form a part, and subject to the terms and conditions of the Con-way Inc. 2006 Equity and Incentive Plan as amended as of the Award effective date (the "Plan"), which Plan is incorporated herein by reference, the following provisions apply to the SAR (as defined below). (Capitalized terms used herein without definition shall have the meanings given to such terms in the Plan.)


1. The Company grants to Grantee an award of stock appreciation rights (the "SARs"), on the terms and conditions of the Agreement, and as hereinafter set forth. Each SAR gives Grantee the right upon exercise to receive an amount in cash equal to the difference between (i) the Fair Market Value of one share of Stock as of the exercise date and (ii) the grant price per share of Stock subject to the SAR set forth in the Agreement, less any Tax-Related Items (as defined below). The grant price per share of Stock is no less than the Fair Market Value of a share of Stock on the grant date. Upon exercise, such amount shall be payable to Grantee in a cash payment in U.S. dollars.


2. In consideration of the SAR, Grantee agrees to remain an active employee of the Company or of a Subsidiary or Affiliate (a "Regular Employee") at all times during the period beginning with the date on which the SAR was granted and ending on the date the SAR becomes fully vested and exercisable or at the time of Normal Retirement, whichever occurs first, and, except to the extent that the SAR becomes exercisable and continues to be exercisable pursuant to Paragraphs 3 and 4 below, if Grantee ceases to be a Regular Employee within said period the SAR shall become null and void.

As used herein:

Retirement means retirement under a qualified defined benefit plan of the Company or a Subsidiary or an Affiliate as in effect on the date of Grantee's termination of employment. For this purpose, an employee shall be deemed to have retired under such a plan only if the employee elects within sixty (60) days from his or her last day of employment to commence receiving monthly benefits under the plan. The Company, Subsidiary or Affiliate may, in its sole discretion, revise any such plan at any time or from time to time.

Normal  Retirement means Retirement on or after  age  65  (Normal  Retirement
Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in such qualified defined benefit plan) equal to at least 85 (the Rule of 85).


3. Except as otherwise provided in Paragraph 4, the period for exercising the SAR (the "SAR Period") shall be the period, which will commence when the SAR becomes vested and exercisable (as specified below) and will end on the tenth anniversary of the date on which the SAR was granted (referred to herein as the "Terminal Date" of the SAR).

One third of the SAR will become vested and exercisable on January 1, 2011; an additional one-third shall become vested and exercisable on January 1, 2012; and an additional one-third shall become vested and exercisable on January 1, 2013.

4. In the following circumstances, the SAR Period specified in Paragraph 3 shall not apply, and the SAR shall be exercisable as set forth below:

(a)If Grantee ceases to be a Regular Employee during the SAR Period (other than (i) for Cause (as defined below), (ii) on account of Retirement,
   (iii) as provided in subparagraph (e) in connection with an involuntary termination following a Change in Control, (iv) as provided in subparagraph (f) in connection with an involuntary termination applicable to Grantee or (v) as a result of Grantee's death or Disability), the SAR shall thereafter be vested and exercisable only to the extent exercisable at the time Grantee ceases to be a Regular Employee and only prior to the end of the three-month period commencing with such cessation or prior to the Terminal Date of the SAR, whichever shall first occur (except as otherwise provided in subparagraph (g) in the case of subsequent death): provided, however, that the three-month exercise period shall be tolled during any period(s) that Grantee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the SAR, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the SAR to be exercisable beyond the Terminal Date of the SAR.

If Grantee is absent from work with the Company, a Subsidiary or an Affiliate because of his or her Disability or if he or she is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Grantee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Grantee shall not be deemed during the period of any such absence, by virtue of such absence alone, to have ceased to be a Regular Employee, except as the Committee may otherwise expressly provide.

As used herein:

Disability means a substantial mental or physical disability, as determined by the Committee in its sole discretion. The Committee may rely, in making its determination, upon the advice of one or more medical practitioners selected by the Committee and upon such evidence as may be presented by the Grantee. The Committee may take into account such factors as whether or not the disability qualifies for long-term disability benefits under a Company plan, and for U.S. Grantees, whether the disability qualifies for U.S. Social Security disability benefits. The Committee may refuse to determine Disability if the Grantee fails to provide such evidence as is required by the Committee or fails to submit to examination by a medical practitioner selected by the Committee.

(b)If the employment of Grantee is terminated for Cause, the SAR (including any portion of the SAR that may have become vested and exercisable) shall terminate on the date of such termination of employment, the SAR shall thereupon not be exercisable to any extent whatsoever, and Paragraphs 4(c), (d), (e), (f), (g), (h) and (i) of these Terms and Conditions shall not apply. As used herein, "Cause" means (i) the failure or refusal by Grantee to perform, or neglect in the performance of, his or her duties, functions or responsibilities, (ii) Grantee's commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, or
   (iii) such other acts or omissions of Grantee, as the Committee, in the exercise of its sole discretion, considers to constitute Cause. For purposes of these Terms and Conditions, an Grantee's employment may also be treated as having terminated for Cause if after termination of employment Cause is discovered to have existed before termination of employment.

(c)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Grantee ceases to be a Regular Employee on account of Normal Retirement, the SAR shall become fully vested and exercisable as of the date of Normal Retirement and shall continue to be exercisable until one year after the Grantee ceases to be a Regular Employee, but not beyond the Terminal Date of the SAR.

(d)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Grantee ceases to be a Regular Employee on account of Retirement and subparagraph (c) does not apply, the SAR, to the extent unvested and unexercisable at Retirement, shall be forfeited and, to the extent vested and exercisable at Retirement, shall continue to be exercisable until one year after Retirement, or the Terminal Date of the SAR, whichever shall first occur.

(e)(i)Upon a Change in Control (other than a Change in Control that constitutes a "Disposition of a Business Unit (as defined in the CIC Severance Agreement (as defined below)), the SAR shall be converted, assumed or replaced with an equivalent SAR or right ("Assumed") by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). If there is a Change in Control (other than a Change in Control that constitutes a Disposition of a Business Unit) and the SAR is not Assumed, then, immediately prior to the Change in Control, such SAR shall become fully vested and exercisable. Upon, or in anticipation of, a Change in Control, the Committee may cause the SAR to terminate at a specific time in the future, including, but not limited to, the date of such Change in Control, and, in such case, shall notify Grantee that the SAR shall be fully vested and exercisable during a specified period of time after the date of the notice as the Committee, in its sole and absolute discretion, shall determine. For purposes of this Paragraph 4(e), the SAR shall be considered Assumed if, following the Change in Control, (1) the stock appreciation right or other right confers the right, for each share of Stock subject to the SAR immediately prior to the Change in Control, a payment, upon exercise, equal to the difference between (A) the fair market value at the time of exercise of the consideration (whether stock, cash, or other securities or property) received in connection with the Change in Control by holders of Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration selected by the holders of a majority of the outstanding shares of Stock) and (B) the grant price of the SAR; provided, however, that if such consideration received in connection with the Change in Control is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor Corporation, provide for the payment to be determined at the time of exercise in accordance with the calculation set forth above, but based on common stock of the Corporation equal, at the time of the Change in Control, in fair market value to the per share consideration received by holders of Stock in connection with the Change in Control for each share of Stock subject to the SAR immediately prior to the Change in Control; or (2) the right confers the right to receive a payment in cash, or stock or other property having a fair market value, equal to the difference between (A) for each share of Stock subject to the SAR the consideration received in connection with the Change in Control by holders of Stock for each share held on the effective date of the transaction and
   (B) the per share grant price of the SAR.

     (ii)If, on the Award effective date, Grantee is party to a Severance Agreement (Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect on the Award effective date and without regard to whether the Severance Agreement (Change in Control) is in effect on the date of a Change in Control or the date Grantee's employment terminates, the "CIC Severance Agreement"), then, if the SAR is Assumed and Grantee's employment terminates and such termination of employment constitutes or would constitute a "Severance" (as defined in the CIC Severance Agreement), the SAR shall become fully vested and exercisable on the date of Grantee's termination of employment and shall continue to be exercisable as provided in subparagraph (iv) below.

     (iii)Notwithstanding subparagraph (ii) of this Paragraph 4(e), if the Change in Control constitutes a "Disposition of a Business Unit" (as defined in the CIC Severance Agreement) and, as of immediately prior to the Change in Control, Grantee is a Regular Employee of the Business Unit that is the subject of the Change in Control:

        (A)If, immediately following the Change in Control, Grantee continues to be employed by the Business Unit (or is employed by the successor company that acquires the Business Unit) and, as a result of the Change in Control, ceases to be a Regular Employee, then the SAR shall become fully vested and exercisable on the date of the Change in Control, and the SAR (to the extent exercisable) shall continue to be exercisable as provided in subparagraph (iv) below;

        (B)If, in connection with the Change in Control, Grantee ceases to be a Regular Employee, and is not employed by the Business Unit (or the successor company that acquires the Business Unit), then the SAR shall become fully vested and exercisable on the date of the Change in Control, and the SAR (to the extent exercisable) shall continue to be exercisable as provided in subparagraph (iv) below;

        (C)If, in connection with the Change in Control, Grantee ceases to be an employee of the Business Unit but continues to be employed as a Regular Employee (regardless of whether employed in the same capacity as was employed prior to the Change in Control), then the provisions of subparagraph (ii) of this Paragraph 4(e) shall apply to the SAR (it being understood that a Change in Control will be deemed to have occurred for purposes of subparagraph (ii)).

     (iv)The SAR, to the extent exercisable under this Paragraph 4(e)(ii) and
        (iii), shall continue to be exercisable until three months after Grantee's termination of employment (or one year after Grantee's termination of employment, if Grantee is eligible for and elects Normal Retirement upon such termination of employment), but in no event beyond the Terminal Date of the SAR; provided, however, that the three-month exercise period shall be tolled during any period(s) that Grantee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the SAR, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the SAR to be exercisable beyond the Terminal Date of the SAR.

     (v)Any   other   provision   of   this   Agreement   to   the   contrary
        notwithstanding, in the event it is determined by the Company that any vesting of the SAR contemplated by this Paragraph 4(e) would be subject to the Excise Tax (as defined in the CIC Severance Agreement) or would result in the loss of a deduction to the Company or any Affiliate under Section 280G of the Code, the vesting of the SAR may be adjusted as provided in Section 4 of the CIC Severance Agreement.

(f)(i)If, on the Award effective date, Grantee is (A) a party to a Severance Agreement (Non-Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect as of the Award effective date and without regard to whether the Severance Agreement (Non-Change in Control) is in effect on the date Grantee's employment is terminated, the "Non-CIC Severance Agreement") or (B) eligible to receive severance benefits under the Non-Change in Control Severance Policy (on the terms, conditions and other provisions, including definitions, as are in effect on the Award effective date and without regard to whether the Non-Change in Control Severance Policy is in effect on the date Grantee's employment is terminated, the "Non-CIC Severance Policy"), then, if Grantee's employment terminates while Grantee is a Regular Employee and such termination of employment constitutes or would constitute, as applicable, (x) a "Severance" (as defined in the Non-CIC Severance Agreement) or (y) an "Involuntary Termination" (as defined in the Non-CIC Severance Policy), the SAR shall become vested and exercisable on the date of Grantee's termination of employment, but only to the extent provided in the Non-CIC Severance Agreement or Non-CIC Severance Policy, as applicable, and shall continue to be exercisable until three months after Grantee's termination of employment (or one year after Grantee's termination of employment, if Grantee is eligible for and elects Normal Retirement upon such termination of employment), but in no event beyond the Terminal Date of the SAR; provided, however, that the three-month exercise period shall be tolled during any period(s) that Grantee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the SAR, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the SAR to be exercisable beyond the Terminal Date of the SAR.

     (ii)Grantee hereby acknowledges and understands that under no event or circumstance shall Grantee be entitled to vesting acceleration under this subparagraph (f) to the extent such vesting acceleration exceeds any vesting acceleration that has occurred or will occur under the Non-CIC Severance Agreement or Non-CIC Severance Policy, as applicable.

(g)Grantee shall not be eligible for the vesting acceleration or other benefit provided under subsection (e) or (f) unless Grantee (or, in the event of the death of Optionee, the executor, personal representative or administrator of Grantee's estate) first executes a written release in the Company's then current form and such release becomes effective prior to the time that Grantee (or Grantee's estate, as applicable) is to become entitled to all or any part of the vesting acceleration.

(h)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if Grantee ceases to be a Regular Employee as a result of Grantee's Disability, the SAR shall become fully vested and exercisable and shall continue to be exercisable until one year after Grantee ceases to be a Regular Employee. If Grantee is a party to the Non-CIC Severance Agreement and is also eligible to receive severance benefits under the Non-CIC Severance Policy, Grantee shall be entitled to receive vesting acceleration only under the arrangement (but not both arrangements) that would result in a greater amount of vesting acceleration.

(i)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if Grantee dies --

     (i)while the Grantee is a Regular Employee, the SAR shall become fully vested and exercisable and shall continue to be exercisable until one year after Grantee dies, but not beyond the Terminal Date of the SAR,

     (ii)after the Grantee ceases to be a Regular Employee (other than by reason of Normal Retirement or death) and during such time as the SAR continues to be exercisable pursuant to Paragraph 4(a), 4(d) or 4(f) of these Terms and Conditions, the SAR shall continue to be exercisable until one year after Grantee dies, but not beyond the Terminal Date of the SAR, or

     (iii)after the Grantee ceases to be a Regular Employee on account of Normal Retirement and during such time as the SAR continues to be exercisable pursuant to Paragraph 4(c) of these Terms and Conditions, the SAR shall become fully exercisable and shall continue to be exercisable until one year after Grantee dies, but not beyond the Terminal Date of the SAR.

     In each case, the SAR may be exercised by Grantee's executor or administrator or by the person or persons to whom Grantee's rights under the SAR shall pass by will or by the applicable laws of descent and distribution.

5. Grantee may exercise the SAR, to the extent vested and exercisable and with respect to all or part of the SAR then subject to such exercise, by giving the Company written notice of such exercise, specifying the number of shares as to which the SAR is so exercised.

6. Regardless of any action the Company or Grantee's employer (the "Employer") takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Grantee's participation in the Plan and legally applicable to Grantee ("Tax-Related Items"), Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains Grantee's responsibility and may exceed the amount actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the SAR grant, including, but not limited to, the grant, vesting or exercise of the SAR; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the SAR to reduce or eliminate Grantee's liability for Tax-Related Items or achieve any particular tax result. Further, if Grantee has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

   Prior to any relevant taxable or tax withholding event, as applicable, Grantee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

     (i) withholding from Grantee's wages or other cash compensation paid to Grantee by the Company and/or the Employer; or

     (ii) withholding from proceeds from the exercise of the SAR.

   Finally, Grantee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Grantee's participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver the proceeds from the exercise of the SAR, if Grantee fails to comply with Grantee's obligations in connection with the Tax-Related Items.

7. The SAR shall, during Grantee's lifetime, be exercisable only by him or her, and neither the SAR nor any right hereunder shall be transferable by Grantee by operation of law or otherwise, other than by will or the laws of descent and distribution or, for Grantees in the U.S., pursuant to a qualified domestic relations order ("QDRO"); provided, however, the Committee may, in its discretion, (i) pursuant to rules adopted by the Committee, permit transfer(s) of all or part of the SAR in connection with Grantee's estate planning, and (ii) permit transfers upon divorce or marital dissolution other than pursuant to a QDRO. In the event of an attempt by Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the SAR or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the SAR by notice to Grantee and the SAR shall thereupon become null and void.

8. In accepting the grant, Grantee acknowledges, understands and agrees that:

     (a)  the  Plan  is  established  voluntarily   by  the  Company,  it  is
          discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

     (b) the grant of the SAR is voluntary and occasional and does not create any contractual or other right to receive future grants of SARs, or benefits in lieu of SARs, even if SARs have been granted repeatedly in the past;

     (c) all decisions with respect to future SAR grants, if any, will be at the sole discretion of the Company;

     (d)  Grantee is voluntarily participating in the Plan;

     (e)  the SAR is not intended to replace any pension rights;

     (f) the SAR grant and Grantee's participation in the Plan will not be interpreted to form an employment contract with the Company or any Subsidiary or Affiliate of the Company;

     (g) If the underlying shares of Stock do not increase in value, the SAR will have no value;

     (h) no claim or entitlement to compensation or damages shall arise from termination of the SAR resulting from termination of Grantee's employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the grant of the SAR to which Grantee is otherwise not entitled, Grantee irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;

     (i) for Grantees who reside outside the U.S., the following additional provisions shall apply:

        (i) SARs are an extraordinary item that does not constitute regular compensation and which is outside the scope of Grantee's employment contract, if any;

        (ii) the SARs are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company; and

        (iii) if Grantee's employment is terminated and he/she ceases to be a Regular Employee (whether or not in breach of local labor laws), Grantee's right to receive additional SARs or vest in the SAR under the Plan, if any, will terminate effective as of the date that Grantee is no longer actively employed and the time during which the SAR shall continue to be exercisable shall be measured by the date the Grantee is no longer actively employed. In no event shall the end of active employment for purposes set forth in the preceding sentence be extended by any notice period mandated under local law (e.g., active employment would not include a period of "garden leave" or similar period pursuant to local law) and the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of the SAR.

9. This Section 9 applies to Grantee only if Grantee resides outside of the U.S. If Grantee resides outside the U.S., then in accepting this SAR, Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee's personal data as described in the Agreement, these Terms and Conditions (including Appendix A), and any other SAR grant materials by and among, as applicable, the Employer, Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Grantee's participation in the Plan.

   Grantee understands that Company and the Employer may hold certain personal information about Grantee, including, but not limited to, Grantee's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all SARs canceled, exercised, vested, unvested or outstanding in Grantee's favor, for the exclusive purpose of implementing, administering and managing the Plan ("Data").

   Grantee understands that Data may be transferred to E*Trade Financial Services, Inc., and/or Morgan Stanley or such other stock plan service provider as may be selected by Company in the future,, which is assisting Company with the implementation, administration and management of the Plan. Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients' country (e.g., the United States) may have different data privacy laws and protections than Grantee's country. Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Grantee authorizes Company, E*Trade Financial Services, Inc., Morgan Stanley and any other possible recipients which may assist Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Grantee understands that Data will be held only as long as is necessary to implement, administer and manage Grantee's participation in the Plan. Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Grantee understands, however, that refusing or withdrawing his or her consent may affect Grantee's ability to participate in the Plan. For more information on the consequences of Grantee's refusal to consent or withdrawal of consent, Grantee understands that he or she may contact his or her local human resources representative.

10.Any notice required to be given by Grantee under the terms of the SAR shall be addressed to the Company in care of its General Counsel at 2855 Campus Drive, Suite 300, San Mateo, California 94403, and any notice to be given to Grantee shall be addressed to him or her at his or her last known address as shown on the Company's records or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained.

11.All decisions of the Committee upon any question arising under the Plan, the Agreement, or these Terms and Conditions (including Appendix A) shall be final and binding on all parties (except for any change occurring pursuant to the claims procedures set forth in Section 8 of the Plan).

12.Nothing herein contained shall affect Grantee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employment welfare plan or program of the Company or the Employer.

13.Nothing  in the  Agreement,  or  these  Terms  and  Conditions  (including
   Appendix A), or any other agreement entered into pursuant hereto (i) shall confer upon Grantee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or
   (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Grantee's employment.

14.The  Agreement  and these Terms and Conditions shall be binding  upon  and inure to the benefit of any successor or successors of the Company and shall be binding upon Grantee and his or her heirs, executors, administrators, successors and assigns.

15.The interpretation, performance, and enforcement of the Agreement and these Terms and Conditions shall be governed by the laws of the State of Delaware.

   For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the Agreement, or these Terms and Conditions (including Appendix A), the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

16.If  Grantee  has  received  the  Agreement,  these  Terms  and  Conditions
   (including Appendix A), or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

17.The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

18.The provisions of the Agreement and these  Terms and Conditions (including
   Appendix A) are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

19.Notwithstanding any provisions in the Agreement or these Terms and Conditions, the SAR grant shall be subject to any special terms and conditions set forth in any Appendix for Grantee's country. Moreover, if Grantee relocates to one of the countries included in Appendix A, the special terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

20.The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee's participation in the Plan, or Grantee's exercise of the SAR. Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

21.The Company reserves the right to impose other requirements on Grantee's participation in the Plan, and on the SAR, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.


************************************



                                 APPENDIX A

                   ADDITIONAL TERMS AND CONDITIONS OF THE
                 CON-WAY INC. 2006 EQUITY AND INCENTIVE PLAN
         STOCK APPRECIATION RIGHTS AGREEMENT FOR NON-U.S. EMPLOYEES


Terms and Conditions

This Appendix A includes additional terms and conditions that govern the SAR granted to Grantee under the Con-way Inc. 2006 Equity Incentive Plan (the "Plan") if Grantee resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or Grantee's SAR Agreement (the "Agreement") and the Terms and Conditions.

Notifications

This Appendix A also includes information regarding exchange controls and certain other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2010. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the information in this Appendix A as the only source of information relating to the consequences of Grantee's participation in the Plan because the information may be out of date at the time that the SAR vests or the Grantee exercises his or her SAR under the Plan.

In addition, the information contained herein is general in nature and may not apply to Grantee's particular situation, and the Company is not in a position to assure Grantee of a particular result.

Accordingly, Grantee is advised to seek appropriate professional advice as to how the relevant laws in Grantee's country may apply to his or her situation.

Finally, if Grantee is a citizen or resident of a country other than the one in which he or she is currently working or transfers employment after the Grant Date, the information contained herein may not be applicable to Grantee.


                                    CHINA

Terms and Conditions

Exchange Control Requirements. Grantee understands and agrees that the cash proceeds form the exercise of the SAR should be immediately repatriated to the People's Republic of China ("PRC"). Grantee further understands that, to the extent he or she is a PRC national, repatriation of the cash proceeds may need to be effectuated through a special exchange control account established by the Company, its Subsidiary or Affiliate or the Employer, and Grantee hereby consents and agrees that the proceeds may be transferred to such special account prior to being delivered to Grantee. The Company is under no obligation to secure any foreign currency conversion rate, and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions in China. Grantee agrees to bear any currency fluctuation risk between the time the SAR is exercised and the time the proceeds are distributed to him or her. Grantee further agrees to comply with any other requirements that may be imposed by the Company in the future to facilitate compliance with exchange control requirements in China. These requirements will not apply to non-PRC nationals.

                                  HONG KONG

Terms and Conditions

WARNING: The SAR and the exercise of the SAR do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company, or a Subsidiary or Affiliate. The Agreement, the Terms and Conditions, including this Appendix A, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a "prospectus" for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. The SAR is intended only for the personal use of each eligible employee of the Employer, the Company or any Affiliate and may not be distributed to any other person. Grantee is cautioned to review the offer carefully as it may not include the same information as an offer made by a Hong Kong issuer. If Grantee is in any doubt about any of the contents of the Agreement, the Terms and Conditions, including this Appendix A, or the Plan, Grantee should obtain independent professional advice.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.


                                  SINGAPORE

Notifications

Securities Law Information. The SAR is being granted to Grantee pursuant to the "Qualifying Person" exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.).